Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Arcutis Biotherapeutics, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Todd Franklin Watanabe, Chief Executive Officer of the Company, and David Topper, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2024	By:	/s/ Todd Franklin Watanabe
Todd Franklin Watanabe President, Chief Executive Officer and Director (Principal Executive Officer)
Date: May 14, 2024	By:	/s/ David Topper
David Topper Chief Financial Officer (Principal Accounting and Financial Officer)